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                                                                  EXHIBIT 10.3


                           AMENDMENT AND WAIVER

     This Amendment and Waiver ("AMENDMENT") is entered into and effective as of July 30, 2004 by and among Robert R. Buck ("EXECUTIVE") and Beacon Sales Acquisition, Inc. d/b/a Beacon Sales Company, a Delaware corporation (the "COMPANY") .

                              R E C I T A L S:
                              ----------------

     A. The Company and Executive are parties to that certain Employment Agreement dated as of October 20, 2003 (the "ORIGINAL AGREEMENT").

     B. The Company anticipates that its parent corporation, Beacon Roofing Supply, Inc. a Delaware corporation ("PARENT"), will complete an initial public offering of its Common Stock on or before September 30, 2004 (the "IPO"). In connection with the IPO, the parties hereto desire to amend the Original Agreement, on the terms set forth herein.

                            A G R E E M E N T S:
                            --------------------

     The parties hereto agree as follows:

     1. The penultimate sentence of Section 3(b) of the Original Agreement is hereby deleted in its entirety, and the following is inserted in its stead:

           "No later than sixty (60) days after the beginning of each fiscal year, the Compensation Committee of Beacon Roofing Supply, Inc. shall set the performance target for such fiscal year."

     2. Executive shall not sell any shares of stock of Parent or the Company in connection with the IPO. Executive hereby waives any registration rights with respect to the IPO under Section 13 of the Executive Securities Agreement dated as of October 20, 2003 among Executive, Parent and Code Hennessy & Simmons III, L.P., a Delaware limited partnership ("CHS"), as amended. Parent may rely on this Amendment when selling securities in connection with the IPO and filing any registration statement or amendment thereto with the Securities and Exchange Commission.

     3. The parties hereby ratify and confirm, in all respects, the Original Agreement, as amended by this Amendment and Waiver.

     4. Notwithstanding anything contained herein, this Amendment and Waiver shall not be effective until the closing date of the IPO. If the IPO has not closed on or before October 31, 2004, this Amendment shall be null and void and of no effect whatsoever.

                           [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and
Waiver as of the date first written above.


                                            BEACON SALES ACQUISITION, INC.
                                            ----------------------------------


                                            By:  /s/ Peter M. Gotsch
                                               -------------------------------
                                               Peter M. Gotsch, Vice President


                                            EXECUTIVE
                                            ---------


                                            /s/ Robert R. Buck
                                            ----------------------------------
                                            Robert R. Buck